Nurix Therapeutics Blazing a New Path in Medicine First Demonstration of Targeted Protein Degradation of BTK in Hematologic Malignancies: Initial NX-2127 Phase 1a PK/PD Data 4th Annual Targeted Protein Degradation (TPD) Summit October 27, 2021 Exhibit 99.1

Important Notice and Disclaimers This presentation contains information relating to Nurix Therapeutics, Inc. (the “Company,” “we," "us" or "our") and forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical results and other future conditions. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; our current and prospective drug candidates; the timing of our planned IND submissions for our drug candidates; the planned timing and conduct of our clinical trial programs for our drug candidates, preclinical activities, research and development costs, current and prospective collaborations; the potential advantages of our DELigase™ platform and drug candidates; the extent to which our scientific approach and DELigase™ platform may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our anticipated drug candidates, including our DeTIL and DeCART opportunities. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, performance or events and circumstances could differ materially from those expressed or implied in our forward-looking statements due to a variety of factors, including risks and uncertainties related to our ability to advance our drug candidates; our ability to obtain regulatory approval of and ultimately commercialize our product candidates; the timing and results of preclinical and clinical trials; our ability to fund development activities and achieve development goals; the impact of the COVID-19 pandemic, including the resurgence of cases relating to the spread of the Delta variant, on our business, clinical trials, financial condition, liquidity and results of operation; our ability to protect intellectual property; and other risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended November 30, 2020 filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2021 filed with the SEC on October 14, 2021, and other filings we make from time to time with the SEC. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source. ©Nurix Therapeutics. All rights reserved.

Arthur T. Sands, M.D., Ph.D. Chief Executive Officer 4th Annual Targeted Protein Degradation (TPD) Summit October 27, 2021

Presentation Outline Outline of key questions we plan to address: What is the status of our protein modulation pipeline? What levels of BTK degradation are associated with anti-tumor effects in animal models? What are the initial PK/PD findings from the Phase 1a study of NX-2127 in patients with relapsed/refractory B cell malignancies? ©Nurix Therapeutics. All rights reserved.

Nurix's Wholly-Owned Targeted Protein Modulation Pipeline: Both Degradation and Ligase Inhibition Programs Currently Enrolling

Drug Candidate	Target / Delivery	Therapeutic Area	Discovery	Lead Optimization	Preclinical	Phase 1	Phase 2	Phase 3
Protein Degradation Chimeric Targeting Molecule (CTM) Portfolio								
NX-2127	BTK + IMiD activity *Oral*	B-cell Malignancies				Enrolling		
NX-5948	BTK *Oral*	B-cell Malignancies and Autoimmune Diseases				Commence in H2 2021*		
KINASE-CTM3	T Cell Kinase	T-cell Malignancies and Autoimmune Diseases						
COVID-CTM	Intracellular SARs COV-2 proteins	Anti-viral						
Ligase Inhibition Portfolio								
NX-1607	CBL-B *Oral*	Immuno-oncology				Enrolling		
DeTIL-0255	CBL-B (NX-0255) *ex vivo*	Adoptive Cell Therapy (ACT)				Commence in H2 2021*		
LIGASE-INH2	Undisclosed	Immuno-oncology						

* All timing based on calendar-year periods and represents corporate goals set in January 2021

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DELigase® Enables Efficient Chimeric Targeting Molecule Discovery and Design

1. Billions of proprietary DNA-Encoded Library (DEL) compounds


BB2
BB3
BB1

BB = Chemical Building Blocks

2. Target proteins and E3 ligases are screened using DEL


Target
DNA
Barcode
E3 Ligase

3. Binders from DEL are joined via a linker to construct CTMs


CTM

4. CTM recruits E3 ligase to target protein, triggering ubiquitin transfer and degradation


Ubiquitin

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Nurix's BTK Degrader Portfolio:
A Differentiated Approach to B-Cell Malignancies

- **BTK is standard of care target however mutational escape represents a major unmet need**
  - BTK inhibitors are approved for CLL/SLL, mantle cell lymphoma, Waldenstrom's macroglobulinemia, marginal zone lymphoma, with sales of $7.1 billion in 2020
  - Next generation BTK inhibitors continue to be susceptible to mutational escape
- **Opportunities to meet unmet need with BTK degraders differentiated action**
  - Catalytic nature of targeted protein degraders provide a new MOA with fundamentally different PK/PD from inhibitors
  - Unique dual activity: NX-2127 combines the activities of BTK degradation and IMiDs which may be beneficial across a range of hematologic malignancies, particularly in NHL/ DLBCL

NX-2127: BTK degrader with IMiD activity. Developing across multiple B-cell malignancies (CLL, MCL, WM, MZL, DLBCL, FL)

NX-5948: BTK degrader without IMiD activity. Developing for targeted B-cell malignancies and autoimmune diseases.



BTK Inhibitors
Validation
CLL and MCL Patients Respond to Targeted Agents
Durability Can Be Years
Resistance Mutations
None Approved for Certain Forms of NHL
Opportunities

BTK, Bruton tyrosine kinase; IMiD, Immunomodulatory imide drugs; DLBCL, Diffuse large B cell lymphoma; CLL, Chronic lymphocytic leukemia, SLL, small lymphocytic lymphoma; MCL, Mantle cell lymphoma; WM, Waldenstrom's macroglobulinemia; MZL, Marginal zone lymphoma; FL, Follicular lymphoma; NHL, non-Hodgkin lymphoma

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NX-2127 Degrades Both BTK and IMiD Neosubstrate Aiolos NX-2127 shows potent BTK degradation in TMD8 cells (human DLBCL cell line) NX-2127 degradation of Aiolos in human T cells occurs at a similar potency to lenalidomide and pomalidomide ©Nurix Therapeutics. All rights reserved. BTK Degradation in TMD8 Cells Aiolos Degradation in T Cells

NX-2127 Potently Inhibits Growth of Ibrutinib-Resistant Tumor Cell Lines NX-2127 retains potent growth inhibition relative to BTK inhibitors in a tumor cell line carrying the C481S mutation Degradation of BTK with NX-2127 may offer a therapeutic option for patients who develop resistance to BTK inhibitors NX-2127 also shows superior activity to BTK inhibitors in wild-type TMD8 cells ©Nurix Therapeutics. All rights reserved.

TMD8 Tumors Increasing BTK Degradation Correlates with Significant Tumor Growth Inhibition N/A: Not applicable; TGI: tumor growth inhibition. Treatment Oral gavage dose (mg/kg) % BTK degradation in circulating B cells % BTK degradation in TMD8  tumor tissue % TGI vs Vehicle (Day 24) P value vs Vehicle Vehicle 0 0.0±3.2 0.0±1.8 N/A 0 NX-2127 10 69.3±1.5 79.8±1.4 58% 0.0492 30 80.2±1.8 83.7±1.3 74% <0.0001 90 90.8±0.4 90.4±1.4 100% <0.0001 Ibrutinib 30 N/A N/A 62% 0.0004 Circulating B cells Tumor Growth ©Nurix Therapeutics. All rights reserved.

BTK Degradation with Once Daily Oral Dosing of NX-2127 in Non-Human Primates All dose levels achieve BTK degradation consistent with anti-tumor effects in mouse model At steady state once daily, oral dosing of NX-2127 maintains suppression of BTK protein levels throughout the dosing period Day 19 Day 1 ©Nurix Therapeutics. All rights reserved.

Robert J. Brown, M.D. SVP, Clinical Development 4th Annual Targeted Protein Degradation (TPD) Summit October 27, 2021

NX-2127-001: Phase 1 First-in-Human Clinical Trial Design

Two-Part Phase 1 Monotherapy Trial of NX-2127 in Relapsed or Refractory B-Cell Malignancies



Dose Escalation
Dose Expansion
Objectives:
- Assess safety and tolerability
- Identify maximum tolerated dose
- Evaluate PK/PD
• Oral daily dosing
Dose escalation
100 mg
Dose Level 1
200 mg
Dose Level 2
300 mg
Dose Level 3
400 mg
Dose Level 4
CLL with BTK C481 mutation (n≈20)
CLL unselected (n≈20)
MCL, MZL, WM (n≈20)
FL (n≈20)
DLBCL (n≈20)
Status
Complete
Complete
Enrolling
Potential

CLL, chronic lymphocytic leukemia; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; WM, Waldenstrom's macroglobulinemia.

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Study Disposition: Five of Six Relapsed/Refractory Patients Enrolled Remain on Study with NX-2127 Data as of October 18, 2021 Time on study calculated as time from dosing start date to data extraction date NX-2127 Dose Patient Disease Type No. Prior Lines Prior BTK-Targeted Therapy 100 mg 1 CLL 2 Ibrutinib 200 mg 2 CLL 6 Ibrutinib 3 MCL 4 Ibrutinib, acalabrutinib, and pirtobrutinib 4 WM 4 Ibrutinib and pirtobrutinib 5 CLL 3 Ibrutinib 6 SLL 9 Ibrutinib Treatment ongoing Discontinued Time on Study (Weeks) DLT Period 8 Week Disease Assessment 16 Week Disease Assessment ©Nurix Therapeutics. All rights reserved. Progressive Disease 7 Patients Screened, 6 Patients enrolled

Daily Oral Dosing Achieves Steady State NX-2127 Levels by Day 8 Oral daily doses of NX-2127 achieves steady state concentrations by Day 8 Oral daily dosing of NX-2127 demonstrates plasma exposure similar that observed in non-human primates ©Nurix Therapeutics. All rights reserved.

Robust BTK Degradation Observed in All Patients Dosed Regardless of Baseline BTK Protein Levels MFI: geometric mean fluorescence intensity in circulating CD19+ B cells. Patients have varying levels of BTK in B cells at the start of treatment  Oral daily treatment of NX-2127 induced a rapid and significant decrease in BTK levels that was sustained throughout dosing ©Nurix Therapeutics. All rights reserved.

Greater Than 90% BTK Degradation Achieved at Steady State at Second Dose Level (200 mg once daily) Cohort 1 patient with >80% BTK degradation at steady state Cohort 2 average >90% BTK degradation at steady state BTK degradation in patients was consistent with results from mouse and primate models BTK % degradation was confirmed by western blot Note: % BTK degradation was not calculated for Patient 5 due to baseline sample not collected ©Nurix Therapeutics. All rights reserved.

BTK Degradation Table of Enrolled Patients Dose Patient % BTK Degraded Baseline Day 2 Day 8 Day 15 Day 22 Day 29 Average Steady State* Day 56 100 mg Patient 1 (CLL) 0 62.8 76.9 78.0 85.5 82.0 81.8 81.4 200 mg Patient 2 (CLL) 0 75.1 90.5 96.1 95.4 96.1 95.9 96.0 Patient 3 (MCL) 0 74.0 92.7 94.6 95.4 92.3 94.1 94.7 Patient 4 (WM) 0 63.6 56.8 91.5 91.5 Patient 5 (CLL) N/A Patient 6 (SLL) 0 6.9 85.1 Cohort 2, Patient 4: Last dose given on Cycle 1 Day 15, discontinued due to disease progression Cohort 2, Patient 5: Baseline sample was not collected due to inclement weather (Hurricane Ida), thus % degradation could not be calculated. *Average steady state is calculated with available % BTK degraded values from Day 15, Day 22 and Day 29 ©Nurix Therapeutics. All rights reserved.

No Dose Limiting Toxicities Observed in the First Two Cohorts Preferred Term Dose Level (mg) Grade Relatedness Intervention Disposition Neutropenia 100 3 Yes None Resolved Neutropenia  200 3 Yes Yes Resolved Hypertension  200 3 Yes No Resolved Dyspnea 200 3 No No Resolved Pneumonia 200 3 No Yes Ongoing ©Nurix Therapeutics. All rights reserved. NX-2127 appears to be well tolerated at this early stage with a safety profile that is consistent with its known mechanisms of action Full safety data will be presented by our investigators at a later medical meeting All Grade 3 or Greater Adverse Events No deaths No related serious adverse events

Case Study: Patient in Cohort 1 Patient History: 78 year-old male with stage IV CLL Date of Initial Diagnosis: March 2012 Prior Treatments: 1. Rituximab (with solumedrol), 2015 2. Ibrutinib, 2015-2021 Disease at Study Entry: Bone Marrow Involvement: 85.4% Spleen: Enlarged (15.7 cm) Nodal Lesions: Several, largest being 4.2 cm ©Nurix Therapeutics. All rights reserved.

Clinical Response Observed in Patient 1 ª Spleen % change is the percent change to a reference “normal” of 13 cm. b Response for this patient as per International working group on chronic lymphocytic leukemia (iwCLL) c Listed as partial remission in database. DLT: dose limiting toxicity; SAE: serious adverse event; AE: adverse event; ANC: absolute neutrophil count; Hgb: hemoglobin, Plt: platelet count, ALC: absolute lymphocyte count, SPD: sum of product diameters ©Nurix Therapeutics. All rights reserved. Safety Exposure No dose interruptions or modifications DLT’s None SAE’s None Grade 3 or > AE Neutropenia (ANC = 860), resolved without intervention Disease Assessment Time Point Hgb (g/dL) Plt (K/uL) ALC (K/uL) Spleen (cm) Spleen % changeª Lymph Node SPD (cm2) Nodal SPD % Change Responseb Baseline 14.3 112 16.4 15.7 --- 27.1 --- ---- Week 8 13.2 133 36.9 14.8 -33% 13.4 -51% Stable Diseasec Week 16 14.1 114 22.5 14.2 -56% 10.8 -60% Partial remission with lymphocytosis

Preliminary Findings: Robust Degradation of BTK by NX-2127 in All Patients Dosed NX-2127 is well-tolerated to date with no dose-limiting toxicities Safety profile at this early stage is manageable and consistent with mechanisms of action 5 of 6 patients remain on study Dose escalation has advanced to Cohort 3 at 300 mg once daily First demonstration of TPD of BTK in hematologic malignancies Greater than 90% BTK degradation observed in all patients at steady state in Cohort 2 (200 mg) PK/PD was consistent with modeling and preclinical animal studies Clinical response observed in Patient 1 at first dose level of 100 mg once daily BTK degradation exceeded 80% at steady state Patient’s disease expressed 68% mutated BTK, including approximately 50% C481 mutations ©Nurix Therapeutics. All rights reserved.

Conclusions Nurix protein modulation pipeline now has two programs in clinical development: NX-2127 (TPD) and NX-1607 (ligase inhibition) with two more programs advancing Robust BTK degradation demonstrated by NX-2127 in patients validates Nurix’s BTK portfolio approach in targeted protein degradation Preclinical models of PK and BTK degradation have been reliable predictors of degradation mechanism of action in humans Human data from NX-2127 informs future dose selection for NX-5948, Nurix’s BTK degrader that lacks IMiD activity and crosses the blood brain barrier in preclinical studies Nurix anticipates advancing NX-2127 to Phase 1b dose expansion in H1 2022 These initial data support the concept of targeted protein degradation as a potential therapeutic approach in hematologic malignancies ©Nurix Therapeutics. All rights reserved.

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